TERRACE VENTURES INC.
Suite 201, 810 Peace Portal Drive
Blaine, WA 98230

June 29, 2011

PENGRAM CORPORATION
1200 Dupont Street, Suite 2J
Bellingham, WA 98225

Attention: Richard W. Donaldson, President

Dear Sirs:

Re: Option to Acquire Golden Snow Property
Earn-In Agreement dated April 26, 2011

We write to confirm our agreement to amend the above-referenced agreement by extending the maturity date of the Promissory Note issued in favor of Pengram Corporation pursuant to Paragraph 4(a)(i) of the Earn-In Agreement from June 10, 2011 to September 27, 2011 (being 90 days from date of this amendment agreement). In consideration of this extension, Terrace will pay interest on the principal sum of $25,000 at the rate of 10% per annum, calculated from the date of execution of the Earn-In Agreement, being April 26, 2011.

Please sign where indicated below confirming our agreement in this matter.

Yours truly,

TERRACE VENTURES INC.

Per:	/s/ Howard Thomson

Howard Thomson
President and Chief Executive Officer

Agreed and accepted as of the 29th day of June, 2011.

PENGRAM CORPORATION

Per:	/s/ Richard W. Donaldson

Richard W. Donaldson
President and Chief Executive Officer